This supplemental is being furnished in conjunction with the earnings release dated February 27, 2024 which contains additional reconciliations of Non-GAAP measures to Total Revenues and Total Hotel Operating Expenses on a consolidated GAAP basis for the three months and years ended December 31, 2023 and 2022.

TABLE OF CONTENTS	Page

Same-Property(1) Portfolio Data by Market, Ranked by Hotel EBITDA	2 - 3

Same-Property(1) Portfolio Data by Market, for the Three Months and Years Ended December 31, 2023 and 2022	4 - 5

Same-Property(1) Historical Operating Data and Reconciliation to Hotel Net Income	6

Same-Property(1) Historical Operating Data and Reconciliation to Hotel Net Income Excluding Hyatt Regency Scottsdale Resort & Spa at Gainey Ranch	7

Statistical Data by Property for the Years Ended December 31, 2023 and 2022	8 - 9

Financial Data by Property for the Years Ended December 31, 2023 and 2022	10 - 11

Reconciliation of Hotel Net Income (Loss) to Hotel EBITDA by Property (2023 and 2022)	12 - 15

Reconciliation of Hotel Net Income (Loss) to Hotel EBITDA by Market (2023)	16 - 17

Non-GAAP Financial Measures & Disclosures	18 - 22

1."Same-Property” includes all hotels owned as of December 31, 2023. "Same-Property" also includes disruption from the COVID-19 pandemic and renovation disruption for multiple capital projects during the periods presented. "Same-Property" also includes pre-acquisition historical operating results for W Nashville that were obtained from the seller and/or manager of the hotel for a portion of the year ended December 31, 2022.

Xenia Hotels & Resorts, Inc.
Same-Property(1) Portfolio Data by Market, Ranked by Hotel EBITDA

Market(2)	% of 2023 Hotel Net Income (Loss) - GAAP	% of 2023 Hotel EBITDA(3)	Number of Hotels	Number of Rooms (4)(5)
Orlando	17%	15%	2	1,026
Houston	17%	14%	3	1,223
Phoenix	11%	10%	2	610
Dallas	13%	8%	2	961
San Diego	6%	8%	2	486
Atlanta	10%	7%	2	649
Nashville	(1)%	5%	1	346
San Francisco/San Mateo	3%	4%	1	688
Florida Keys	8%	4%	1	120
Portland	1%	4%	2	685
Washington, DC-MD-VA	1%	3%	2	472
California North	2%	3%	1	141
Savannah	3%	3%	2	226
San Jose/Santa Cruz	2%	2%	1	505
Denver	—%	2%	1	205
Birmingham	2%	2%	1	99
Pittsburgh	2%	1%	1	185
Louisiana South	1%	1%	1	285

Xenia Hotels & Resorts, Inc.
Same-Property(1) Portfolio Data by Market, Ranked by Hotel EBITDA (Continued)

Market(2)	% of 2023 Hotel Net Income (Loss) - GAAP	% of 2023 Hotel EBITDA(3)	Number of Hotels	Number of Rooms (4)(5)
Philadelphia	1%	1%	1	230
Charleston	1%	1%	1	50
California Central Coast	—%	1%	1	97
Salt Lake City/Ogden, UT	—%	1%	1	225
Same-Property Portfolio(1)	100%	100%	32	9,514
1."Same-Property” includes all hotels owned as of December 31, 2023 and also includes renovation disruption for multiple capital projects during the period presented.
2.As defined by STR, Inc.
3.See tables beginning on page 16 of this supplemental for reconciliations from Hotel Net Income (Loss) to Hotel Earnings Before Interest, Taxes, Depreciation and Amortization ("Hotel EBITDA"), Same-Property Hotel EBITDA, and Hotel EBITDA Margin. Hotel EBITDA, Same-Property Hotel EBITDA, and Hotel EBITDA Margin are non-GAAP financial measures.
4.As of December 31, 2023.
5.Three rooms were added at The Ritz-Carlton, Denver in April 2023 and three rooms were added at Marriott Woodlands Waterway Hotel & Convention Center in October 2023.

Xenia Hotels & Resorts, Inc.
Same-Property(1) Portfolio Data by Market (2023)
For the Three Months and Years Ended December 31, 2023 and 2022

	Three Months Ended			Three Months Ended				Year Ended			Year Ended
	December 31, 2023			December 31, 2022			% Change	December 31, 2023			December 31, 2022			% Change
Market(2)	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	RevPAR
Orlando	72.9%	$217.28	$158.30	71.2%	$221.38	$157.65	0.4%	73.7%	$226.84	$167.18	73.9%	$218.77	$161.71	3.4%
Houston	60.7%	228.27	138.64	61.6%	217.93	134.31	3.2%	61.4%	227.34	139.51	54.7%	212.69	116.37	19.9%
Phoenix	33.0%	378.07	124.83	61.2%	392.71	240.52	(48.1)%	43.6%	421.94	183.92	61.5%	383.41	235.70	(22.0)%
Dallas	64.6%	197.64	127.77	61.3%	187.73	115.16	10.9%	66.1%	193.88	128.11	60.4%	179.89	108.69	17.9%
San Diego	56.6%	356.72	201.88	58.7%	350.30	205.80	(1.9)%	61.1%	378.53	231.09	58.9%	391.52	230.42	0.3%
Atlanta	55.7%	252.62	140.69	56.3%	243.29	136.97	2.7%	65.4%	239.80	156.93	61.9%	230.64	142.72	10.0%
Nashville	53.4%	378.98	202.24	51.0%	434.33	221.65	(8.8)%	62.9%	381.21	239.83	54.8%	397.02	217.37	10.3%
San Francisco/San Mateo	73.0%	204.51	149.19	71.8%	194.99	140.07	6.5%	78.7%	204.98	161.23	73.0%	195.24	142.49	13.2%
Florida Keys	83.2%	511.97	426.03	83.0%	552.32	458.27	(7.0)%	84.5%	533.96	451.34	86.3%	590.44	509.79	(11.5)%
Portland	56.7%	186.47	105.78	47.1%	192.52	90.62	16.7%	63.8%	195.61	124.80	50.9%	197.10	100.31	24.4%
Washington, DC-MD-VA	64.1%	266.09	170.45	66.5%	258.04	171.62	(0.7)%	65.6%	259.72	170.36	63.3%	253.51	160.60	6.1%
California North	68.1%	371.24	252.79	71.4%	430.77	307.50	(17.8)%	67.7%	414.19	280.50	73.7%	448.07	330.40	(15.1)%
Savannah	80.3%	254.29	204.32	78.8%	275.20	216.81	(5.8)%	80.1%	262.67	210.30	81.6%	270.13	220.39	(4.6)%
San Jose/Santa Cruz	55.3%	248.93	137.62	54.0%	245.20	132.51	3.9%	54.5%	242.27	131.96	52.6%	223.27	117.50	12.3%
Denver	64.5%	361.12	232.87	59.6%	354.38	211.21	10.3%	68.5%	362.66	248.47	64.9%	367.33	238.36	4.2%
Birmingham	77.4%	333.41	258.15	78.9%	308.71	243.43	6.0%	78.3%	334.43	261.73	79.4%	316.13	251.03	4.3%
Pittsburgh	68.5%	287.80	197.17	61.4%	291.10	178.68	10.3%	68.9%	274.57	189.13	63.2%	278.33	176.01	7.5%
Louisiana South	59.6%	212.74	126.72	61.3%	238.15	146.05	(13.2)%	60.3%	207.61	125.29	58.2%	230.02	133.93	(6.5)%

Xenia Hotels & Resorts, Inc.
Same-Property(1) Portfolio Data by Market (2023) (Continued)
For the Three Months and Years Ended December 31, 2023 and 2022

	Three Months Ended			Three Months Ended				Year Ended			Year Ended
	December 31, 2023			December 31, 2022			% Change	December 31, 2023			December 31, 2022			% Change
Market(2)	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	RevPAR
Philadelphia	75.2%	$230.56	$173.30	71.4%	$249.86	$178.47	(2.9)%	72.1%	$223.63	$161.24	65.5%	$228.46	$149.66	7.7%
Charleston	81.7%	407.35	332.87	74.6%	414.34	309.04	7.7%	81.5%	406.63	331.45	78.2%	408.64	319.59	3.7%
California Central Coast	63.1%	410.81	259.17	63.3%	445.15	281.93	(8.1)%	62.8%	439.34	276.07	66.5%	476.07	316.65	(12.8)%
Salt Lake City/Ogden, UT	57.6%	188.49	108.55	57.3%	195.56	112.15	(3.2)%	52.9%	209.47	110.84	62.2%	218.62	135.88	(18.4)%
Same-Property Portfolio(1)	61.9%	$254.56	$157.69	62.4%	$261.70	$163.32	(3.4)%	65.1%	$260.40	$169.46	62.6%	$260.52	$163.11	3.9%
1."Same-Property” includes all hotels owned as of December 31, 2023 and also includes disruption from the COVID-19 pandemic in the year ended December 31, 2022 and renovation disruption for multiple capital projects during the periods presented. "Same-Property" also includes pre-acquisition historical operating results for W Nashville that were obtained from the seller and/or manager of the hotel for a portion of the year ended December 31, 2022.
2.As defined by STR, Inc.

Xenia Hotels & Resorts, Inc.
Same-Property(1) Historical Operating Data and Reconciliation to Hotel Net Income
($ amounts in thousands, except ADR and RevPAR)

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year
	2023	2023	2023	2023	2023
Occupancy	66.1%	68.6%	63.8%	61.9%	65.1%
ADR	$271.79	$265.98	$248.58	$254.56	$260.40
RevPAR	$179.55	$182.49	$158.48	$157.69	$169.46

Hotel Revenues	$268,992	$271,066	$232,024	$253,380	$1,025,462

Hotel Net Income - GAAP	$40,797	$43,572	$16,055	$29,955	$130,379

Interest Expense	3,255	2,964	2,726	2,709	11,654
Depreciation & Amortization	33,150	32,849	32,440	31,041	129,480

Hotel EBITDA	$77,202	$79,385	$51,221	$63,705	$271,513
Hotel EBITDA Margin	28.7%	29.3%	22.1%	25.1%	26.5%

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year
	2022	2022	2022	2022	2022
Occupancy	56.1%	68.7%	63.1%	62.4%	62.6%
ADR	$258.36	$270.81	$250.16	$261.70	$260.52
RevPAR	$144.92	$186.16	$157.91	$163.32	$163.11

Hotel Revenues	$213,726	$276,580	$233,968	$259,804	$984,078

Hotel Net Income - GAAP	$22,055	$56,813	$18,822	$32,557	$130,247

Interest Expense	3,155	3,171	3,936	4,098	14,360
Depreciation & Amortization	32,565	32,715	32,849	32,878	131,007

Hotel EBITDA	$57,775	$92,699	$55,607	$69,533	$275,614
Hotel EBITDA Margin	27.0%	33.5%	23.8%	26.8%	28.0%
1."Same-Property” includes all hotels owned as of December 31, 2023 and also includes disruption from the COVID-19 pandemic and renovation disruption for multiple capital projects during the periods presented. "Same-Property" also includes pre-acquisition historical operating results for W Nashville that were obtained from the seller and/or manager of the hotel for a portion of the three months ended March 31, 2022 and the year ended December 31, 2022.

Xenia Hotels & Resorts, Inc.
Same-Property(1) Historical Operating Data and Reconciliation to Hotel Net Income
Excluding Hyatt Regency Scottsdale Resort & Spa at Gainey Ranch
($ amounts in thousands, except ADR and RevPAR)

	Third Quarter	Fourth Quarter	Full Year
	2023	2023	2023
Occupancy	66.8%	64.0%	66.5%
ADR	$248.57	$253.90	$256.45
RevPAR	$166.14	$162.51	$170.57

Hotel Revenues	$229,889	$246,428	$972,107

Hotel Net Income - GAAP	$20,919	$31,048	$121,521

Interest Expense	2,726	$2,709	$11,654
Depreciation & Amortization	30,244	$29,615	$121,476

Hotel EBITDA	$53,889	$63,372	$254,651
Hotel EBITDA Margin	23.4%	25.7%	26.2%

	Third Quarter	Fourth Quarter	Full Year
	2022	2022	2022
Occupancy	63.9%	62.5%	62.7%
ADR	$250.17	$256.83	$255.65
RevPAR	$159.80	$160.57	$160.28

Hotel Revenues	$220,632	$239,495	$907,092

Hotel Net Income - GAAP	$18,310	$27,019	$112,757

Interest Expense	3,936	$4,098	$14,360
Depreciation & Amortization	30,688	$30,706	$118,871

Hotel EBITDA	$52,934	$61,823	$245,988
Hotel EBITDA Margin	24.0%	25.8%	27.1%
1."Same-Property” includes all hotels owned as of December 31, 2023 and also includes disruption from the COVID-19 pandemic and renovation disruption for multiple capital projects during the periods presented.

Xenia Hotels & Resorts, Inc.
Statistical Data by Property
For the Years Ended December 31, 2023 and 2022

	December 31, 2023			December 31, 2022
	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	RevPAR Change
Andaz Napa	67.7%	$414.19	$280.50	73.7%	$448.07	$330.40	(15.1)%
Andaz San Diego	71.5%	263.15	188.12	70.9%	263.49	186.79	0.7%
Andaz Savannah	80.2%	230.58	184.81	81.1%	236.93	192.11	(3.8)%
Bohemian Hotel Savannah Riverfront, Autograph Collection	79.9%	327.50	261.61	82.6%	335.77	277.34	(5.7)%
Fairmont Dallas	63.1%	196.70	124.05	55.3%	191.52	105.96	17.1%
Fairmont Pittsburgh	68.9%	274.57	189.13	63.2%	278.33	176.01	7.5%
Grand Bohemian Hotel Charleston, Autograph Collection	81.5%	406.63	331.45	78.2%	408.64	319.59	3.7%
Grand Bohemian Hotel Mountain Brook, Autograph Collection	78.3%	334.43	261.73	79.4%	316.13	251.03	4.3%
Grand Bohemian Hotel Orlando, Autograph Collection	55.0%	258.07	142.01	65.4%	250.30	163.71	(13.3)%
Hyatt Centric Key West Resort & Spa	84.5%	533.96	451.34	86.3%	590.44	509.79	(11.5)%
Hyatt Regency Grand Cypress	79.6%	220.00	175.16	76.6%	210.24	161.08	8.7%
Hyatt Regency Portland at the Oregon Convention Center	62.7%	186.50	117.01	48.8%	183.42	89.49	30.8%
Hyatt Regency Santa Clara	54.5%	242.27	131.96	52.6%	223.27	117.50	12.3%
Hyatt Regency Scottsdale Resort & Spa at Gainey Ranch	38.7%	385.18	148.96	61.0%	352.36	215.00	(30.7)%
Kimpton Canary Hotel Santa Barbara	62.8%	439.34	276.07	66.5%	476.07	316.65	(12.8)%
Kimpton Hotel Monaco Salt Lake City	52.9%	209.47	110.84	62.2%	218.62	135.88	(18.4)%
Kimpton Hotel Palomar Philadelphia	72.1%	223.63	161.24	65.5%	228.46	149.66	7.7%
Kimpton RiverPlace Hotel	71.3%	252.22	179.75	65.7%	268.79	176.71	1.7%
Loews New Orleans Hotel	60.3%	207.61	125.29	58.2%	230.02	133.93	(6.5)%
Lorien Hotel & Spa	63.1%	229.23	144.59	53.2%	235.32	125.23	15.5%
Marriott Dallas Downtown	70.0%	190.55	133.43	67.1%	167.32	112.28	18.8%
Marriott San Francisco Airport Waterfront	78.7%	204.98	161.23	73.0%	195.24	142.49	13.2%

Xenia Hotels & Resorts, Inc.
Statistical Data by Property (Continued)
For the Years Ended December 31, 2023 and 2022

	December 31, 2023			December 31, 2022
	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	RevPAR Change
Marriott Woodlands Waterway Hotel & Convention Center	70.4%	$242.79	$170.81	60.6%	$224.44	$135.93	25.7%
Park Hyatt Aviara Resort, Golf Club & Spa	56.0%	450.18	251.99	53.0%	474.79	251.64	0.1%
Renaissance Atlanta Waverly Hotel & Convention Center	65.8%	195.91	128.92	62.0%	182.18	112.97	14.1%
Royal Palms Resort & Spa, The Unbound Collection by Hyatt	63.9%	513.74	328.19	63.4%	506.89	321.22	2.2%
The Ritz-Carlton, Denver	68.5%	362.66	248.47	64.9%	367.33	238.36	4.2%
The Ritz-Carlton, Pentagon City	66.3%	268.22	177.92	66.3%	257.79	170.96	4.1%
W Nashville	62.9%	381.21	239.83	54.8%	397.02	217.37	10.3%
Waldorf Astoria Atlanta Buckhead	63.9%	425.48	272.05	61.3%	432.01	265.01	2.7%
Westin Galleria Houston & Westin Oaks Houston at The Galleria	57.8%	219.91	127.14	52.4%	207.30	108.70	17.0%
Same-Property Portfolio(1)	65.1%	$260.40	$169.46	62.6%	$260.52	$163.11	3.9%
1."Same-Property” includes all hotels owned as of December 31, 2023 and also includes disruption from the COVID-19 pandemic in the year ended December 31, 2022 and renovation disruption for multiple capital projects during the periods presented. "Same-Property" also includes pre-acquisition historical operating results for W Nashville that were obtained from the seller and/or manager of the hotel for a portion of the year ended December 31, 2022.

Xenia Hotels & Resorts, Inc.
Financial Data by Property(1)
For the Years Ended December 31, 2023 and 2022

	Year Ended December 31, 2023			Year Ended December 31, 2022
	EBITDA ($000s)	EBITDA / Key	EBITDA Margin	EBITDA ($000s)	EBITDA / Key(4)	EBITDA Margin	EBITDA Change	Margin Change
Andaz Napa	$7,084	$50,241	37.6%	$8,787	$62,319	41.4%	(19.4)%	(380)	bps
Andaz San Diego	2,322	14,602	14.8%	3,760	23,648	23.5%	(38.3)%	(872)	bps
Andaz Savannah	3,901	25,833	29.1%	5,182	34,318	38.3%	(24.7)%	(912)	bps
Bohemian Hotel Savannah Riverfront, Autograph Collection	2,960	39,468	24.3%	3,569	47,587	28.4%	(17.1)%	(409)	bps
Fairmont Dallas	12,442	22,829	28.4%	10,457	19,187	27.1%	19.0%	134	bps
Fairmont Pittsburgh	4,007	21,660	18.5%	4,353	23,530	21.8%	(7.9)%	(332)	bps
Grand Bohemian Hotel Charleston, Autograph Collection	2,473	49,461	22.3%	2,754	55,080	24.4%	(10.2)%	(211)	bps
Grand Bohemian Hotel Mountain Brook, Autograph Collection	4,269	43,124	25.9%	4,470	45,152	26.9%	(4.5)%	(107)	bps
Grand Bohemian Hotel Orlando, Autograph Collection	3,635	14,715	15.7%	6,088	24,648	25.4%	(40.3)%	(967)	bps
Hyatt Centric Key West Resort & Spa	11,438	95,319	42.7%	13,141	109,508	46.1%	(13.0)%	(344)	bps
Hyatt Regency Grand Cypress	35,842	46,010	32.9%	32,007	41,087	33.0%	12.0%	(4)	bps
Hyatt Regency Portland at the Oregon Convention Center	9,158	15,263	23.5%	7,363	12,272	24.1%	24.4%	(55)	bps
Hyatt Regency Santa Clara	6,302	12,479	16.5%	5,602	11,093	16.4%	12.5%	14	bps
Hyatt Regency Scottsdale Resort & Spa at Gainey Ranch	16,861	34,341	31.6%	29,625	60,336	38.5%	(43.1)%	(688)	bps
Kimpton Canary Hotel Santa Barbara	2,459	25,352	16.5%	3,941	40,629	25.4%	(37.6)%	(891)	bps
Kimpton Hotel Monaco Salt Lake City	1,828	8,123	13.9%	4,852	21,564	31.2%	(62.3)%	(1,730)	bps
Kimpton Hotel Palomar Philadelphia	3,492	15,182	19.2%	3,955	17,196	24.5%	(11.7)%	(534)	bps
Kimpton RiverPlace Hotel	1,178	13,854	12.5%	1,399	16,459	15.4%	(15.8)%	(290)	bps
Loews New Orleans Hotel	3,875	13,597	20.2%	4,292	15,060	22.5%	(9.7)%	(236)	bps
Lorien Hotel & Spa	1,526	14,259	16.4%	1,271	11,879	15.6%	20.0%	73	bps
Marriott Dallas Downtown	10,033	24,117	35.7%	8,097	19,464	33.1%	23.9%	265	bps
Marriott San Francisco Airport Waterfront	11,920	17,325	21.8%	11,520	16,744	23.8%	3.5%	(199)	bps

Xenia Hotels & Resorts, Inc.
Financial Data by Property(1) (Continued)
For the Years Ended December 31, 2023 and 2022

	Year Ended December 31, 2023			Year Ended December 31, 2022
	EBITDA ($000s)	EBITDA / Key	EBITDA Margin	EBITDA ($000s)	EBITDA / Key(4)	EBITDA Margin	EBITDA Change	Margin Change
Marriott Woodlands Waterway Hotel & Convention Center	$17,574	$50,501	41.3%	$13,406	$38,523	37.9%	31.1%	333	bps
Park Hyatt Aviara Resort, Golf Club & Spa	18,758	57,363	21.6%	19,214	58,758	22.5%	(2.4)%	(86)	bps
Renaissance Atlanta Waverly Hotel & Convention Center	14,966	28,670	34.8%	13,019	24,941	35.4%	15.0%	(54)	bps
Royal Palms Resort & Spa, The Unbound Collection by Hyatt	9,026	75,847	28.4%	9,478	79,647	29.8%	(4.8)%	(140)	bps
The Ritz-Carlton, Denver	5,100	24,879	14.4%	6,563	32,015	19.2%	(22.3)%	(479)	bps
The Ritz-Carlton, Pentagon City	7,399	20,270	19.2%	5,674	15,545	15.3%	30.4%	392	bps
W Nashville(2)	13,464	38,913	24.5%	11,875	34,321	22.7%	13.4%	177	bps
Waldorf Astoria Atlanta Buckhead	5,053	39,791	23.6%	3,962	31,197	19.7%	27.5%	391	bps
Westin Galleria Houston & Westin Oaks Houston at The Galleria	21,168	24,192	34.3%	15,937	18,214	29.8%	32.8%	450	bps
Same-Property Portfolio(3)	$271,513	$28,538	26.5%	$275,614	$28,969	28.0%	(1.5)%	(153)	bps
1.See tables later in this supplemental for reconciliations from Hotel Net Income (loss) to Hotel Earnings Before Interest, Taxes, Depreciation and Amortization ("Hotel EBITDA"), Same-Property Hotel EBITDA and Hotel EBITDA Margin. Hotel EBITDA, Same-Property Hotel EBITDA and Hotel EBITDA Margin are non-GAAP financial measures.
2.W Nashville opened in October 2021 and was acquired by the Company in March 2022. Metrics shown for the year ending December 31, 2022 include pre-acquisition historical operating results for W Nashville that were obtained from the seller and/or manager of the hotel.
3."Same-Property” includes all hotels owned as of December 31, 2023 and also includes disruption from the COVID-19 pandemic in the year ended December 31, 2022 and renovation disruption for multiple capital projects during the periods presented. "Same-Property" also includes pre-acquisition historical operating results for W Nashville that were obtained from the seller and/or manager of the hotel for a portion of the year ended December 31, 2022.
4.As of December 31, 2023.

Xenia Hotels & Resorts, Inc.
Reconciliation of Hotel Net Income (Loss) to Hotel EBITDA by Property
For the Year Ended December 31, 2023

	For the Year Ended December 31, 2023
	Keys	Total Revenues ($000s)	Hotel Net Income (Loss) GAAP ($000s)	Plus: Interest Expense ($000s)	Plus: Depr. & Amort. ($000s)	Equals: Hotel EBITDA ($000s)
Andaz Napa	141	$18,858	$2,062	$3,454	$1,568	$7,084
Andaz San Diego	159	15,690	689	—	1,633	2,322
Andaz Savannah	151	13,392	1,774	211	1,916	3,901
Bohemian Hotel Savannah Riverfront, Autograph Collection	75	12,177	2,113	—	847	2,960
Fairmont Dallas	545	43,811	9,802	—	2,640	12,442
Fairmont Pittsburgh	185	21,647	2,295	—	1,712	4,007
Grand Bohemian Hotel Charleston, Autograph Collection	50	11,075	1,583	—	890	2,473
Grand Bohemian Hotel Mountain Brook, Autograph Collection	99	16,502	2,937	—	1,332	4,269
Grand Bohemian Hotel Orlando, Autograph Collection	247	23,156	(2,287)	2,567	3,355	3,635
Hyatt Centric Key West Resort & Spa	120	26,790	9,906	—	1,532	11,438
Hyatt Regency Grand Cypress	779	108,879	24,794	—	11,048	35,842
Hyatt Regency Portland at the Oregon Convention Center	600	38,899	2,173	—	6,985	9,158
Hyatt Regency Santa Clara	505	38,103	2,590	—	3,712	6,302
Hyatt Regency Scottsdale Resort & Spa at Gainey Ranch	491	53,354	8,858	—	8,003	16,861
Kimpton Canary Hotel Santa Barbara	97	14,948	186	—	2,273	2,459
Kimpton Hotel Monaco Salt Lake City	225	13,111	(367)	—	2,195	1,828
Kimpton Hotel Palomar Philadelphia	230	18,223	545	—	2,947	3,492
Kimpton RiverPlace Hotel	85	9,432	(556)	—	1,734	1,178
Loews New Orleans Hotel	285	19,221	1,024	—	2,851	3,875
Lorien Hotel & Spa	107	9,328	44	—	1,482	1,526
Marriott Dallas Downtown	416	28,099	6,715	—	3,318	10,033
Marriott San Francisco Airport Waterfront	688	54,724	3,331	5,134	3,455	11,920

Xenia Hotels & Resorts, Inc.
Reconciliation of Hotel Net Income (Loss) to Hotel EBITDA by Property (Continued)
For the Year Ended December 31, 2023

	For the Year Ended December 31, 2023
	Keys	Total Revenues ($000s)	Hotel Net Income (Loss) GAAP ($000s)	Plus: Interest Expense ($000s)	Plus: Depr. & Amort. ($000s)	Equals: Hotel EBITDA ($000s)
Marriott Woodlands Waterway Hotel & Convention Center	348	$42,603	$12,011	$—	$5,563	$17,574
Park Hyatt Aviara Resort, Golf Club & Spa	327	86,824	7,132	—	11,626	18,758
Renaissance Atlanta Waverly Hotel & Convention Center	522	42,988	11,263	288	3,415	14,966
Royal Palms Resort & Spa, The Unbound Collection by Hyatt	119	31,741	6,025	—	3,001	9,026
The Ritz-Carlton, Denver	205	35,331	448	—	4,652	5,100
The Ritz-Carlton, Pentagon City	365	38,495	1,741	—	5,658	7,399
W Nashville	346	55,021	(682)	—	14,146	13,464
Waldorf Astoria Atlanta Buckhead	127	21,405	1,926	—	3,127	5,053
Westin Galleria Houston & Westin Oaks Houston at The Galleria	875	61,635	10,304	—	10,864	21,168
Same-Property Portfolio(1)	9,514	$1,025,462	$130,379	$11,654	$129,480	$271,513
1."Same-Property” includes all hotels owned as of December 31, 2023 and also includes renovation disruption for multiple capital projects during the period presented.

Xenia Hotels & Resorts, Inc.
Reconciliation of Hotel Net Income (Loss) to Hotel EBITDA by Property
For the Year Ended December 31, 2022

	For the Year Ended December 31, 2022
	Keys(1)	Total Revenues ($000s)	Hotel Net Income (Loss) GAAP ($000s)	Plus: Interest Expense ($000s)	Plus: Depr. & Amort. ($000s)	Equals: Hotel EBITDA ($000s)
Andaz Napa	141	$21,246	$5,169	$2,072	$1,546	$8,787
Andaz San Diego	159	15,983	1,917	—	1,843	3,760
Andaz Savannah	151	13,545	3,064	229	1,889	5,182
Bohemian Hotel Savannah Riverfront, Autograph Collection	75	12,568	2,702	—	867	3,569
Fairmont Dallas	545	38,648	7,762	—	2,695	10,457
Fairmont Pittsburgh	185	19,945	2,943	—	1,410	4,353
Grand Bohemian Hotel Charleston, Autograph Collection	50	11,264	1,914	—	840	2,754
Grand Bohemian Hotel Mountain Brook, Autograph Collection	99	16,592	3,190	—	1,280	4,470
Grand Bohemian Hotel Orlando, Autograph Collection	247	23,992	898	2,619	2,571	6,088
Hyatt Centric Key West Resort & Spa	120	28,481	11,536	—	1,605	13,141
Hyatt Regency Grand Cypress	779	97,114	19,459	—	12,548	32,007
Hyatt Regency Portland at the Oregon Convention Center	600	30,564	52	—	7,311	7,363
Hyatt Regency Santa Clara	505	34,268	1,877	—	3,725	5,602
Hyatt Regency Scottsdale Resort & Spa at Gainey Ranch	491	76,986	21,006	—	8,619	29,625
Kimpton Canary Hotel Santa Barbara	97	15,540	1,895	—	2,046	3,941
Kimpton Hotel Monaco Salt Lake City	225	15,531	2,948	—	1,904	4,852
Kimpton Hotel Palomar Philadelphia	230	16,144	952	—	3,003	3,955
Kimpton RiverPlace Hotel	85	9,090	(324)	—	1,723	1,399
Loews New Orleans Hotel	285	19,056	1,527	—	2,765	4,292
Lorien Hotel & Spa	107	8,136	(227)	—	1,498	1,271
Marriott Dallas Downtown	416	24,494	4,768	—	3,329	8,097
Marriott San Francisco Airport Waterfront	688	48,463	2,908	5,226	3,386	11,520

Xenia Hotels & Resorts, Inc.
Reconciliation of Hotel Net Income (Loss) to Hotel EBITDA by Property (Continued)
For the Year Ended December 31, 2022

	For the Year Ended December 31, 2022
	Keys(1)	Total Revenues ($000s)	Hotel Net Income (Loss) GAAP ($000s)	Plus: Interest Expense ($000s)	Plus: Depr. & Amort. ($000s)	Equals: Hotel EBITDA ($000s)
Marriott Woodlands Waterway Hotel & Convention Center	348	$35,351	$7,372	$—	$6,034	$13,406
Park Hyatt Aviara Resort, Golf Club & Spa	327	85,543	8,534	—	10,680	19,214
Renaissance Atlanta Waverly Hotel & Convention Center	522	36,829	5,398	4,048	3,573	13,019
Royal Palms Resort & Spa, The Unbound Collection by Hyatt	119	31,764	6,256	—	3,222	9,478
The Ritz-Carlton, Denver	205	34,125	2,414	—	4,149	6,563
The Ritz-Carlton, Pentagon City	365	37,082	(602)	166	6,110	5,674
W Nashville(2)	346	52,211	(2,195)	—	14,070	11,875
Waldorf Astoria Atlanta Buckhead	127	20,110	893	—	3,069	3,962
Westin Galleria Houston & Westin Oaks Houston at The Galleria	875	53,413	4,240	—	11,697	15,937
Same-Property Portfolio(3)	9,514	$984,078	$130,247	$14,360	$131,007	$275,614
1.As of December 31, 2023.
2.W Nashville opened in October 2021 and was acquired by the Company in March 2022. Metrics shown for the year ending December 31, 2022 include pre-acquisition historical operating results for W Nashville that were obtained from the seller and/or manager of the hotel.
3."Same-Property” includes all hotels owned as of December 31, 2023 and also includes disruption from the COVID-19 pandemic in the year ended December 31, 2022 and renovation disruption for multiple capital projects during the periods presented. "Same-Property" also includes pre-acquisition historical operating results for W Nashville that were obtained from the seller and/or manager of the hotel for a portion of the year ended December 31, 2022.

Xenia Hotels & Resorts, Inc.

Xenia Hotels & Resorts, Inc.
Reconciliation of Hotel Net Income (Loss) to Hotel EBITDA by Market1 (2023)
For the Year Ended December 31, 2023

	For the Year Ended December 31, 2023
	Keys	Total Revenues ($000s)	Hotel Net Income (Loss) GAAP ($000s)	Plus: Interest Expense ($000s)	Plus: Depr. & Amort. ($000s)	Equals: Hotel EBITDA ($000s)
Orlando	1,026	$132,035	$22,507	$2,567	$14,403	$39,477
Houston	1,223	104,238	22,315	—	16,427	38,742
Phoenix	610	85,095	14,883	—	11,004	25,887
Dallas	961	71,910	16,517	—	5,958	22,475
San Diego	486	102,513	7,821	—	13,259	21,080
Atlanta	649	64,394	13,189	288	6,542	20,019
Nashville	346	55,021	(682)	—	14,146	13,464
San Francisco/San Mateo	688	54,725	3,331	5,134	3,455	11,920
Florida Keys	120	26,790	9,906	—	1,532	11,438
Portland	685	48,330	1,617	—	8,719	10,336
Washington, DC-MD-VA	472	47,824	1,785	—	7,140	8,925
California North	141	18,858	2,062	3,454	1,568	7,084
Savannah	226	25,569	3,887	211	2,763	6,861
San Jose/Santa Cruz	505	38,103	2,590	—	3,712	6,302
Denver	205	35,331	448	—	4,652	5,100
Birmingham	99	16,502	2,937	—	1,332	4,269
Pittsburgh	185	21,647	2,295	—	1,712	4,007
Louisiana South	285	19,221	1,024	—	2,851	3,875

Xenia Hotels & Resorts, Inc.
Reconciliation of Hotel Net Income (Loss) to Hotel EBITDA by Market1 (2023)(Continued)
For the Year Ended December 31, 2023

	For the Year Ended December 31, 2023
	Keys	Total Revenues ($000s)	Hotel Net Income (Loss) GAAP ($000s)	Plus: Interest Expense ($000s)	Plus: Depr. & Amort. ($000s)	Equals: Hotel EBITDA ($000s)
Philadelphia	230	$18,223	$545	$—	$2,947	$3,492
Charleston	50	11,075	1,583	—	890	2,473
California Central Coast	97	14,947	186	—	2,273	2,459
Salt Lake City/Ogden, UT	225	13,111	(367)	—	2,195	1,828
Same-Property Portfolio(2)	9,514	$1,025,462	$130,379	$11,654	$129,480	$271,513
1.As defined by STR, Inc.
2."Same-Property” includes all hotels owned as of December 31, 2023 and also includes disruption for multiple capital projects during the period presented.

About Xenia Hotels & Resorts, Inc.
Xenia Hotels & Resorts, Inc. is a self-advised and self-administered REIT that invests in uniquely positioned luxury and upper upscale hotels and resorts with a focus on the top 25 lodging markets as well as key leisure destinations in the United States. The Company owns 32 hotels and resorts comprising 9,514 rooms across 14 states. Xenia’s hotels are in the luxury and upper upscale segments, and are operated and/or licensed by industry leaders such as Marriott, Hyatt, Kimpton, Fairmont, Loews, Hilton, The Kessler Collection, and Davidson. For more information on Xenia’s business, refer to the Company website at www.xeniareit.com.
Forward-Looking Statements
This supplemental, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Forward-looking statements are not historical facts but are based on certain assumptions of management and describe the Company's future plans, strategies and expectations. Forward-looking statements are generally identifiable by use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "guidance," "predict," "potential," "continue," "likely," "will," "would," "illustrative," references to "outlook" and "guidance" and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Forward-looking statements in this supplemental include, among others, statements about our plans, strategies, or other future events, the outlook related to macroeconomic factors and general economic uncertainty and a potential contraction in the U.S. or global economy or low levels of economic growth, including such effects on the demand for travel, transient and group business, capital expenditures, timing of renovations, financial performance and potential dividends, prospects or future events. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements, which are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond the Company's control and which could materially affect actual results, performances or achievements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, (i) general economic uncertainty and a contraction in the U.S. or global economy or low levels of economic growth; (ii) macroeconomic and other factors beyond our control that can adversely affect and reduce demand for hotel rooms, food and beverage services, and/or meeting facilities, such as wars, prolonged geopolitical unrest, actual or threatened terrorist or cyber-attacks, mass casualty events, government shutdowns and closures, travel-related health concerns, global outbreaks of pandemics (such as the COVID-19 pandemic) or contagious diseases, or fear of such outbreaks, weather and climate-related events, such as hurricanes, tornadoes, floods, wildfires, and droughts, and natural or man-made disasters; (iii) inflation and inflationary pressures which increases our labor and other costs of providing services to guests and meeting hotel brand standards, as well as costs related to construction and other capital expenditures, property and other taxes, and insurance which could result in reduced operating profit margins; (iv) bank failures and concerns over a near-term recession; (v) the Company’s dependence on third-party managers of its hotels, including its inability to implement strategic business decisions directly; (vi) risks associated with the hotel industry, including competition, increases in wages and benefits, energy costs and other operating costs, cyber incidents, information technology failures, downturns in general and local economic conditions, prolonged periods of civil unrest in our markets, and cancellation of or delays in the completion of anticipated demand generators; (vii) the availability and terms of financing and capital and the general volatility of securities markets; (viii) risks associated with the real estate industry, including environmental contamination and costs of complying with the Americans with Disabilities Act and similar laws; (ix) interest rate increases; (x) ability to successfully negotiate amendments and covenant waivers with its unsecured and secured indebtedness; (xi) the Company's ability to comply with covenants, restrictions, and limitations in any existing or revised loan agreements with our unsecured and secured lenders; (xii) the possible failure of the Company to qualify as a REIT and the risk of changes in laws affecting REITs; (xiii) the possibility of uninsured or underinsured losses, including those relating to natural disasters, terrorism, government shutdowns and closures, civil unrest, or cyber incidents; (xiv) risks associated with redevelopment and repositioning projects, including disruption, delays and cost overruns; (xv) levels of spending in business and leisure segments as well as consumer confidence; (xvi) declines in occupancy and average daily rate; (xvii) the seasonal and cyclical nature of the real estate and hospitality businesses; (xviii) changes in distribution arrangements, such as through Internet travel intermediaries; (xix) relationships with labor unions and changes in labor laws, including increases to minimum wages; (xx) the impact of changes in the tax code and uncertainty as to how some of those changes may be applied; (xxi) monthly cash expenditures and the uncertainty around predictions; (xxii) labor shortages; (xxiii) disruptions in supply chains resulting in delays or inability to procure required products; and (xiv) the risk factors discussed in the Company’s Annual Report on Form 10-K, as updated in its Quarterly Reports. Accordingly, there is no assurance that the Company's expectations will be realized. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this supplemental. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

For further information about the Company’s business and financial results, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of the Company’s SEC filings, including, but not limited to, its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, copies of which may be obtained at the Investor Relations section of the Company’s website at www.xeniareit.com.
All information in this supplemental is as of the date of its release. The Company undertakes no duty to update the statements in this supplemental to conform the statements to actual results or changes in the Company’s expectations.
Availability of Information on Xenia's Website
Investors and others should note that Xenia routinely announces material information to investors and the marketplace using U.S. Securities and Exchange Commission (SEC) filings, press releases, public conference calls, webcasts, and the Investor Relations section of Xenia's website. While not all the information that the Company posts to the Xenia website is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media, and others interested in Xenia to review the information that it shares at the Investor Relations link located on www.xeniareit.com. Users may automatically receive email alerts and other information about the Company when enrolling an email address by visiting "Email Alerts / Investor Information" in the "Corporate Overview" section of Xenia’s Investor Relations website at www.xeniareit.com.

Non-GAAP Financial Measures
The Company considers the following non-GAAP financial measures to be useful to investors as key supplemental measures of its operating performance: EBITDA, EBITDAre, Adjusted EBITDAre, Same-Property Hotel EBITDA, Same-Property Hotel EBITDA Margin, FFO, Adjusted FFO, and Adjusted FFO per diluted share. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income or loss, operating profit, cash from operations, or any other operating performance measure as prescribed per GAAP.
EBITDA, EBITDAre and Adjusted EBITDAre
EBITDA is a commonly used measure of performance in many industries and is defined as net income or loss (calculated in accordance with GAAP) excluding interest expense, provision for income taxes (including income taxes applicable to sale of assets) and depreciation and amortization. The Company considers EBITDA useful to investors in evaluating and facilitating comparisons of its operating performance between periods and between REITs by removing the impact of its capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from its operating results, even though EBITDA does not represent an amount that accrues directly to common stockholders. In addition, EBITDA is used as one measure in determining the value of hotel acquisitions and dispositions and, along with FFO and Adjusted FFO, is used by management in the annual budget process for compensation programs.
The Company calculates EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts ("Nareit"). Nareit defines EBITDAre as EBITDA plus or minus losses and gains on the disposition of depreciated property, including gains or losses on change of control, plus impairments of depreciated property and of investments in unconsolidated affiliates caused by a decrease in the value of depreciated property in the affiliate, and adjustments to reflect the entity's share of EBITDAre of unconsolidated affiliates.
The Company further adjusts EBITDAre to exclude the impact of non-controlling interests in consolidated entities other than its Operating Partnership Units because its Operating Partnership Units may be redeemed for common stock. The Company also adjusts EBITDAre for certain additional items such as depreciation and amortization related to corporate assets, terminated transaction and pre-opening expenses, amortization of share-based compensation, non-cash ground rent and straight-line rent expense, the cumulative effect of changes in accounting principles, and other costs it believes do not represent recurring operations and are not indicative of the performance of its underlying hotel property entities. The Company believes it is meaningful for investors to understand Adjusted EBITDAre attributable to all common stock and unit holders.The Company believes Adjusted EBITDAre attributable to common stock and unit holders provides investors with another useful financial measure in evaluating and facilitating comparison of operating performance between periods and between REITs that report similar measures.
Same-Property Hotel EBITDA and Same-Property Hotel EBITDA Margin
Same-Property hotel data includes the actual operating results for all hotels owned as of the end of the reporting period. The Company then adjusts the Same-Property hotel data for comparability purposes by including pre-acquisition operating results of asset(s) acquired during the period, which provides investors a basis for understanding the acquisition(s) historical operating trends and seasonality. The pre-acquisition operating results for the comparable period are obtained from the seller and/or manager of the hotel(s) during the acquisition due diligence process and have not been audited or reviewed by our independent auditors. The Company further adjusts the Same-Property hotel data to remove dispositions during the respective reporting periods, and, in certain cases, hotels that are not fully open due to significant renovation, re-positioning, or disruption or whose room counts have materially changed during either the current or prior year as these historical operating results are not indicative of or expected to be comparable to the operating performance of the hotel portfolio on a prospective basis.
Same-Property Hotel EBITDA represents net income or loss excluding: (1) interest expense, (2) income taxes, (3) depreciation and amortization, (4) corporate-level costs and expenses, (5) terminated transaction and pre-opening expenses, and (6) certain state and local excise taxes resulting from ownership structure. The Company believes that Same-Property Hotel EBITDA provides investors a useful financial measure to evaluate hotel operating performance excluding the impact of capital structure (primarily interest expense), asset base (primarily depreciation and amortization), income taxes, and corporate-level expenses (corporate expenses and terminated transaction costs). The Company believes property-level results provide investors with supplemental information on the ongoing operational performance of its hotels and the effectiveness of third-party management companies that operate our business on a property-level basis. Same-Property Hotel EBITDA Margin is calculated by dividing Same-Property Hotel EBITDA by Same-Property Total Revenues.

As a result of these adjustments the Same-Property hotel data presented does not represent the Company's total revenues, expenses, operating profit or net income and should not be used to evaluate performance as a whole. Management compensates for these limitations by separately considering the impact of these excluded items to the extent they are material to operating decisions or assessments of operating performance. Our consolidated statements of operations and comprehensive income include such amounts, all of which should be considered by investors when evaluating our performance.
We include Same-Property hotel data as supplemental information for investors. Management believes that providing Same-Property hotel data is useful to investors because it represents comparable operations for our portfolio as it exists at the end of the respective reporting periods presented, which allows investors and management to evaluate the period-to-period performance of our hotels and facilitates comparisons with other hotel REITs and hotel owners. In particular, these measures assist management and investors in distinguishing whether increases or decreases in revenues and/or expenses are due to growth or decline of operations at Same-Property hotels or from other factors, such as the effect of acquisitions or dispositions.
FFO and Adjusted FFO
The Company calculates FFO in accordance with standards established by Nareit, as amended in the 2018 Restatement White Paper, which defines FFO as net income or loss (calculated in accordance with GAAP), excluding real estate-related depreciation, amortization and impairments, gains or losses from sales of real estate, the cumulative effect of changes in accounting principles, similar adjustments for unconsolidated partnerships and consolidated variable interest entities, and items classified by GAAP as extraordinary. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. The Company believes that the presentation of FFO provides useful supplemental information to investors regarding operating performance by excluding the effect of real estate depreciation and amortization, gains or losses from sales for real estate, impairments of real estate assets, extraordinary items and the portion of these items related to unconsolidated entities, all of which are based on historical cost accounting and which may be of lesser significance in evaluating current performance. The Company believes that the presentation of FFO can facilitate comparisons of operating performance between periods and between REITs, even though FFO does not represent an amount that accrues directly to common stockholders. The calculation of FFO may not be comparable to measures calculated by other companies who do not use the Nareit definition of FFO or do not calculate FFO per diluted share in accordance with Nareit guidance. Additionally, FFO may not be helpful when comparing Xenia to non-REITs. The Company presents FFO attributable to common stock and unit holders, which includes its Operating Partnership Units because its Operating Partnership Units may be redeemed for common stock. The Company believes it is meaningful for investors to understand FFO attributable to common stock and unit holders.
The Company further adjusts FFO for certain additional items that are not in Nareit’s definition of FFO such as terminated transaction and pre-opening expenses, amortization of debt origination costs and share-based compensation, non-cash ground rent and straight-line rent expense, and other items we believe do not represent recurring operations. The Company believes that Adjusted FFO provides investors with useful supplemental information that may facilitate comparisons of ongoing operating performance between periods and between REITs that make similar adjustments to FFO and is beneficial to investors’ complete understanding of our operating performance.
Adjusted FFO per diluted share
The diluted weighted-average common share count used for the calculation of Adjusted FFO per diluted share differs from diluted weighted-average common share count used to derive net income or loss per share available to common stockholders. The Company calculates Adjusted FFO per diluted share by dividing the Adjusted FFO by the diluted weighted-average number of shares of common stock outstanding plus the weighted-average vested Operating Partnership Units. Any anti-dilutive securities are excluded from the diluted earnings per share calculation.